Restructuring Activities	12 Months Ended
Dec. 02, 2012
Restructuring Activities
Restructuring Activities

Note 25: Restructuring Activities

        During fiscal 2012, the Company recognized pre-tax restructuring charges of $2.4 million related to the planned move of its manufacturing facility in Portland, Oregon to a new location in Lacey, Washington. The Company did not recognize any such charges during fiscal 2011 and fiscal 2010.

        In the fourth quarter of fiscal 2012, management made the decision to relocate its manufacturing facility in Portland, Oregon to a new location in Lacey, Washington in order to realize operational cost savings in the new location. Closure of this facility is expected to occur in early fiscal 2013 and is expected to result in the elimination or relocation of approximately 145 positions. The following table summarizes the charges recognized by the Company and the related restructuring liabilities balance (included as a component of other accrued liabilities within the accompanying Consolidated Balance Sheets) as of December 2, 2012 related to this restructuring activity.

	2012 Restructuring Activities
	Liabilities November 27, 2011	Charges to Expense	Cash Payments	Non-cash Utilized	Liabilities December 2, 2012
	(in thousands)
Severance and employee benefits	$—	$621	$—	$—	$621
Multi-employer pension withdrawal liability	—	1,800	—	—	1,800

Total	$—	$2,421	$—	$—	$2,421

        The Company expects to incur additional restructuring charges related to this activity of approximately $1.7 million, principally in the form of relocation costs, which are expected to be recorded in the first and second quarters of fiscal 2013, after which time the plan should be complete.